Debt	6 Months Ended
Jul. 31, 2021
Debt Disclosure [Abstract]
Debt
11.	Debt
On June 21, 2021, the Company entered into a Loan and Security Agreement (“Term Loan”) with SVB Innovation Credit Fund VIII, L.P. for term loan advances of up to $15,000 to provide for working capital needs over the period leading up to completion of the combination with LGL Systems Acquisition Corporation. The Term Loan can be prepaid at any time, has a term for up to six months or the date on which the Company completes its combination with LGL Systems Acquisition Corporation, whichever comes sooner, bears monthly interest at a per annum rate equal to eight percent and bears customary fees for de-SPAC
bridge loans of this nature. The Company has drawn $15,000 as of July 31, 2021. As of August 26, 2021, in conjunction with the merger, the Company has repaid the term loan, see Note 12, Subsequent Events for additional details.